UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Investment Community Day Presentation

As previously announced, Phillips Edison & Company, Inc. (the “Company”) will host its Investment Community Day on Thursday, December 14, 2023, beginning at 9 a.m. Eastern Time. Interested parties can access a simultaneous webcast of the presentation through the investor relations section of the Company’s website at investors.phillipsedison.com. For those unable to listen to the live broadcast, an archive of the webcast will be available on the Company’s website. A copy of the slides that will be used in the presentation at the Investment Community Day are also available on the Company’s website.

2023 Guidance

In connection with its Investment Community Day, the Company is re-affirming its previously announced guidance for the 2023 fiscal year, summarized in the table below, which is based on the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2023. These statements are forward-looking and actual results could differ materially depending on market conditions.

	Full Year 2023 Guidance
(in thousands, except per share amounts)	Low End	High End
Results:
Net income per share	$0.46	$0.50
Nareit FFO per share	$2.23	$2.27
Core FFO per share	$2.31	$2.35
Same-Center NOI growth	3.75%	4.50%
Portfolio Activity:
Acquisitions (net of dispositions)	$250,000	$300,000
Development and redevelopment spend	$35,000	$45,000
Other:
Interest expense, net	$85,000	$88,000
G&A expense	$44,000	$47,000
Non-cash revenue items(1)	$15,500	$18,500
Adjustments for collectibility	$3,000	$4,000
(1)Represents straight-line rental income and net amortization of above- and below-market leases.
A reconciliation of the range of the Company’s estimated net income to estimated Nareit FFO and Core FFO can be found in the Appendix of the Investment Community Day presentation available on the Company’s website. The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to its results without unreasonable effort.

2024 Guidance

In connection with its Investment Community Day, the Company is announcing preliminary guidance for the 2024 fiscal year, summarized in the table below, which is based upon the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2024. These statements are forward-looking and actual results could differ materially depending on market conditions.

	Preliminary Full Year 2024 Guidance
(in thousands, except per share amounts)	Low End	High End
Results:
Net income per share	$0.50	$0.55
Nareit FFO per share	$2.33	$2.40
Core FFO per share	$2.36	$2.44
Same-Center NOI growth	3.25%	4.25%
Portfolio Activity:
Acquisitions (net of dispositions)	$200,000	$300,000
Other:
Interest expense, net	$104,000	$112,000
G&A expense	$45,000	$49,000
Non-cash revenue items(1)	$14,500	$18,500
Adjustments for collectibility	$4,000	$5,000
(1)Represents straight-line rental income and net amortization of above- and below-market leases.
A reconciliation of the range of the Company’s estimated net income to estimated Nareit FFO and Core FFO can be found in the Appendix of the Investment Community Day presentation available on the Company’s website. The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to its results without unreasonable effort.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished to the SEC, and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Phillips Edison & Company, Inc. (the “Company”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this earnings release. Such statements include, but are not limited to: (a) statements about the Company’s plans, strategies, initiatives, and prospects; (b) statements about the Company’s underwritten incremental yields; and (c) statements about the Company’s future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available shopping centers and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of the Company’s tenants, including, without limitation, their ability to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in tax, real estate, environmental, and zoning laws; (xii) information technology security breaches; (xiii) the Company’s corporate responsibility initiatives; (xiv) loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, the Company’s ability to do so at attractive prices or at all; and (xx) the impact of inflation on the Company and on its tenants. Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2022 Annual Report on Form 10-K, filed with the SEC on February 21, 2023, as updated from time to time in the Company’s periodic and/or current reports filed with the SEC, which are accessible on the SEC’s website at www.sec.gov. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods.

Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: December 14, 2023	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)